EXHIBIT 10.11.1

                           GMAC COMMERCIAL FINANCE LLC
                           1290 Avenue of the Americas
                            New York, New York 10104

                                                                     May 9, 2005

TARRANT APPAREL GROUP
FASHION RESOURCE (TCL), INC.
TAG MEX, INC.
UNITED APPAREL VENTURES, LLC
PRIVATE BRANDS, INC.
NO! JEANS, INC.
3151 East Washington Boulevard
Los Angeles, California 90023

                   Re: FIRST AMENDMENT TO FACTORING AGREEMENT

Ladies and Gentlemen:

         Reference is made to the Factoring Agreement (as amended, supplemented or modified from time to time, the "Factoring Agreement") effective as of September 29, 2004 by and among TARRANT APPAREL GROUP, FASHION RESOURCE (TCL), INC., TAG MEX, INC., UNITED APPAREL VENTURES, LLC, PRIVATE BRANDS, INC., and NO! JEANS, INC. (individually and collectively, "Client") and GMAC Commercial Finance LLC ("Factor"), and to all of the instruments, agreements and other documents executed and/or delivered in connection therewith (all of the foregoing, together with the Factoring Agreement, as the same now exist, or may hereafter be amended, restated, renewed, extended, supplemented, substituted, replaced or otherwise modified, collectively, the "Agreements"). Capitalized terms used in this letter agreement (this "Amendment") and not otherwise defined shall have the meanings attributed to them in the Factoring Agreement.

         Client has requested that Factor amend and modify certain provisions of the Factoring Agreement. Factor is willing to do so subject to the terms and conditions set forth herein.

         In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         A. AMENDMENT. Factor and Client acknowledge, confirm and agree that, effective on the date hereof, the Agreements shall be amended as follows:

         1. The definition of "BORROWING BASE" appearing in Rider 1 to the Factoring Agreement is hereby amended and restated in its entirety as follows:

                  ""BORROWING   BASE"  shall  mean  up  to  the  lesser  of  (a)
                  $40,000,000 or (b) the sum of (i) up to ninety percent (90%) of Accounts on which Factor has


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                  the Credit Risk PLUS (ii) up to the lesser of (A)  $3,000,000, or (B) fifty percent (50%) of the value of Eligible Inventory (as determined by Factor at the lower of cost or market, on a first-in first-out basis), MINUS, in each case, Reserves."

         2. The definition of "COLLATERAL" appearing in Rider 1 to the Factoring Agreement is hereby amended to include within the definition thereof the "Collateral" as said quoted term is defined in that certain Inventory Security Agreement dated of even date hereof between Client and Factor.

         3. Section 1 of Schedule 8(a) to the Factoring Agreement is hereby amended and restated in its entirety as follows:


                  "1. Lien of UPS Capital Global Trade Finance Corporation (which lien is subject to that certain Amended and Restated Intercreditor Agreement dated as of December 13, 2004 among Factor, UPS Capital Global Trade Finance Corporation and Client, as amended by that certain First Amendment to Amended and Restated Intercreditor Agreement dated as of March 16, 2005 among Factor, UPS Capital Global Trade Finance Corporation and client, and that certain Second Amendment to Amended and Restated Intercreditor Agreement dated of May , 2005 among Factor, UPS Global Trade Finance Corporation and Client, and as otherwise amended, supplemented, restated, replaced or otherwise modified from time to time."

         4. A new defined term, "ELIGIBLE INVENTORY" is hereby added to Rider 1 of the Factoring Agreement in proper alphabetical order, as follows:


                  ""ELIGIBLE INVENTORY" shall mean all of Client's finished goods Inventory that is in good condition, readily saleable at prices not less than cost, is not, in Factor's opinion, obsolete, slow moving or unmerchantable, and which Factor, in its sole discretion, shall not deem ineligible Inventory based on such considerations as Factor may, from time to time deem appropriate, including, without limitation, whether the Inventory is subject to a perfected, first priority security interest in Factor's favor, whether the Inventory conforms to all standards imposed by any governmental agency, division or department thereof which has regulatory authority over such goods or the use or sale thereof, and whether the Inventory is currently useable in the course of Client's business. Inventory that is located at any leased location shall not be deemed to be Eligible Inventory unless the owner or operator of such leased location has executed and delivered a landlord's waiver or warehouse waiver in favor of Factor that is satisfactory to Factor in its sole and absolute discretion."

         B.       GENERAL PROVISIONS.


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         1.       Except as specifically  set forth herein,  no other changes or modifications to the Factoring Agreement are intended or implied, and in all other respects the Factoring Agreement remains in full force and effect in accordance with its terms as of the date hereof. To the extent that any term or provision of this Amendment conflicts with any term or provision of the Factoring Agreement, the term or provision of this Amendment shall control.

         2. This Amendment shall become effective as of the date first written above upon Factor's receipt of an original of this Amendment duly executed by Client.

         3. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         4. This Amendment may be executed in any number of counterparts, all of which counterparts when taken together shall constitute one and the same agreement.

         5. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York, without giving effect to conflicts of laws principles.

         6. TO THE EXTENT LEGALLY PERMISSIBLE, EACH CLIENT AND FACTOR WAIVE ALL RIGHT TO TRIAL BY JURY AND ANY LITIGATION RELATING TO TRANSACTIONS UNDER THIS AMENDMENT, THE FACTORING AGREEMENT, AND THE OTHER AGREEMENTS, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

                                         Very truly yours,

                                         GMAC COMMERCIAL FINANCE LLC

                                         By:  /S/ ILLEGIBLE
                                             -----------------------------------
                                         Title:   SR. VICE PRESIDENT
                                                --------------------------------


Read and Agreed to:

TARRANT APPAREL GROUP

By: /S/ CORAZON REYES
-------------------------------
Name:    Corazon Reyes
Title: Chief Financial Officer

FASHION RESOURCE (TCL), INC.

By: /S/ CORAZON REYES
-------------------------------
Name:    Corazon Reyes
Title: Chief Financial Officer


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TAG MEX, INC.

By: /S/ CORAZON REYES
-------------------------------
Name:    Corazon Reyes
Title: Chief Financial Officer

UNITED APPAREL VENTURES, LLC

By: /S/ CORAZON REYES
-------------------------------
Name:    Corazon Reyes
Title: Manager

PRIVATE BRANDS, INC.

By: /S/ CORAZON REYES
-------------------------------
Name:    Corazon Reyes
Title: Chief Financial Officer

NO! JEANS, INC.

By: /S/ CORAZON REYES
-------------------------------
Name:    Corazon Reyes
Title: Chief Financial Officer


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